Ordinary Shares	6 Months Ended
Jun. 30, 2023
Ordinary Shares [Abstract]
ORDINARY SHARES

NOTE 16 – ORDINARY SHARES

In April 2023, the Company issued 3,404,685 Ordinary Shares, of which 3,200,000 shares were related to the public offering and 204,685 shares to an over-allotment arrangement, at $5.00 per share with net proceeds of approximately $15.1 million.